UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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BURGER KING WORLDWIDE, INC.
bure(Name of registrant as specified in its charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on MAY 15, 2013, for BURGER KING WORLDWIDE, INC. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report on Form 10-K, go to www.proxydocs.com/BKW. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2013 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one copy . There of is to no receive charge a paper to you package for requesting in time a for copy this . In year’s order annual before May meeting, 6, 2013 please . make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/BKW Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/BKW (866) 390-5360 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Company Notice of Annual Meeting Date: Wednesday, May 15, 2013 Time: 9:00 A.M. (EST Time) Place: 5505 Blue Lagoon Drive, Miami, FL 33126 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of the eight (8) directors specically named in the proxy statement, each for a term of one (1) year. Nominees 01 Bernardo Hees 03 Martin E. Franklin 05 Alan Parker 07 Marcel Herrmann Telles 02 Alexandre Behring 04 Paul J. Fribourg 06 Carlos Alberto Sicupira 08 Alexandre Van Damme The Board of Directors recommends that you vote “FOR” the following, and “ONE YEAR” on proposal 3. 2. Approval, on an advisory basis, of the compensation paid by Burger King Worldwide, Inc. to its named executive officers (the “say-on-pay vote”). 3. Approval, on an advisory basis, of frequency of the say-on-pay vote in the future. 4. Ratication of the appointment of KPMG LLP as the independent registered public accounting rm of Burger King Worldwide, Inc. for 2013. 5. Approval of our Amended and Restated 2012 Omnibus Incentive Plan (the “Plan”), which will increase the shares available for issuance under the Plan from 8,500,000 to 14,500,000. 6. Any other business properly brought before the meeting.